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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


                Date of report (Date of earliest event reported):
                                November 16, 1999

                         VOLT INFORMATION SCIENCES, INC.
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              Exact Name of Registrant as Specified in Its Charter




           New York                    1-9232                    13-5658129
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(State or Other Jurisdiction         (Commission              (I.R.S. Employer
       of Incorporation)             File Number)            Identification No.)



1221 Avenue of the Americas, New York, New York                         10020
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(Address of Principal Executive Offices)                              (Zip Code)

                                 (212) 704-2400
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)







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Item 5.   Other Events

          On November 16, 1999, the Company entered into an agreement with Lucent Technologies to purchase the Wired Services and Professional Staffing divisions of two Lucent subsidiaries. The Wired Services Division installs cable, wire and small telecommunications systems for businesses, and Professional Staffing Division provides technical, management and administrative personnel for temporary assignments. The agreement is subject to certain conditions and is expected to close in December 1999.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (a)  Financial statements of business acquired:

               Not applicable.

          (b)  Pro forma financial information:

               Not applicable.

          (c)  Exhibits:

               99.01 Press Release dated November 17, 1999.


                                S I G N A T U R E

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    VOLT INFORMATION SCIENCES, INC.




Date:  November 24, 1999            By: /s/ James J. Groberg
                                        ---------------------------------------
                                        James J. Groberg, Senior Vice President



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                                  EXHIBIT INDEX


Exhibit
 Number             Description
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 99.01              Press Release dated November 17, 1999.